MODIFICATION NO. 10

                                       TO

                              CO-TENANCY AGREEMENT

                                     BETWEEN

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                                       AND

                          TUCSON ELECTRIC POWER COMPANY


         This Modification No. 10 to the Co-Tenancy Agreement between PUBLIC SERVICE COMPANY OF NEW MEXICO ("New Mexico") and TUCSON ELECTRIC POWER COMPANY ("Tucson"), hereinafter sometimes referred to collectively as the "Parties" or "Participants", is hereby entered into and executed as of the 30th day of November, 1995.

         WITNESSETH:

         WHEREAS, the Parties entered into an agreement described as the Co-Tenancy Agreement between New Mexico and Tucson effective July 1, 1969, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993, Modification No. 7 on April 1, 1993, Modification No. 8 on September 15, 1993, and Modification No. 9 on January 12, 1994 ("Co-Tenancy Agreement"), which establishes certain terms and conditions relating to their ownership and operation of the San Juan Project and Project Agreements; and

         WHEREAS, on June 1, 1994, Century Power Corporation ("Century") and Tri-State Generation and Transmission Association, Inc., a Colorado nonprofit cooperative corporation ("Tri-State"), entered into the San Juan Unit 3 Purchase Agreement ("Tri-State Purchase Agreement"), whereby Tri-State agreed to purchase from Century an undivided 8.2 percent interest in Unit 3; and

         WHEREAS, the Tri-State Purchase Agreement provides, among other things, that Tri-State, upon closing of the transaction provided for in the Tri-State Purchase Agreement, will have the voting rights and obligations of a Unit Participant on San Juan Project Committees as said rights and obligations are set forth in the Project Agreements; and

         WHEREAS, New Mexico and Tucson desire to clarify the rights and responsibilities of Participants and Unit Participants in the San Juan Project as a result of Tri-State's purchase of an 8.2 percent undivided interest in Unit 3 pursuant to the Tri-State Purchase Agreement.

         NOW, THEREFORE, the Parties agree that the Co-Tenancy Agreement is hereby amended as follows:

         1.0 Effective Date. This Modification No. 10 shall become effective immediately upon the closing of Tri-State's purchase of the 8.2 percent undivided interest in Unit 3 pursuant to the Tri-State Purchase Agreement.

         2.0 Compliance With Section 6.7. Section 6.7 of the Co-Tenancy Agreement requires that in the event either Participant transfers any of its rights, title or interest in the San Juan Project, the Participants shall jointly execute a Supplement to the Co-Tenancy Agreement, in recordable form, which describes the rights, titles and interests of each Participant following such transfer or assignment. On May 16, 1979, Tucson and New Mexico entered into a Purchase Option whereby on that date (the "Transfer Date") Tucson conveyed to New Mexico Tucson's 50 percent undivided interest in Unit 4. On November 17,

1981, New Mexico sold and transferred an 8.475 percent undivided ownership interest in Unit 4 to the City of Farmington, New Mexico ("City of Farmington"). On December 31, 1981, Tucson and the M-S-R Public Power Agency ("M-S-R") entered into the Tucson/M S-R Agreement-Option to Acquire Ownership Interest in San Juan Unit 4, wherein Tucson agreed to sell to M-S-R and M-S-R agreed to purchase from Tucson, pursuant to the terms and conditions of such agreement, on or before November 30, 1982, the Tucson Option (also referred to as the "Option to Repurchase" in the May 16, 1979, San Juan Unit 4 Purchase Agreement between New Mexico and Tucson). On November 29, 1982, New Mexico and M-S-R executed the San Juan Unit 4 Purchase and Participation Agreement, and on September 26, 1983, New Mexico and M-S-R executed the San Juan Unit 4 Early Purchase and Participation Agreement under which New Mexico sold and transferred a 28.8 percent undivided ownership interest in Unit 4 to M-S-R effective December 31, 1983. On October 31, 1984, Tucson transferred its 50 percent undivided ownership interest in Unit 3 to Century (formerly Alamito Company). On December 28, 1984, New Mexico and the Incorporated County of Los Alamos, New Mexico ("Los Alamos County") entered into the Amended and Restated San Juan Unit 4 Purchase and Participation Agreement ("County PPA") which provided that New Mexico would sell and transfer to Los Alamos County a 7.2 percent undivided ownership interest in Unit 4 which transfer occurred as of July 1, 1985. On March 25, 1993, Century and Southern California Public Power Authority ("SCPPA") entered into the San Juan Unit 3 Purchase Agreement ("SCPPA PA") which provided that Century would sell and transfer to SCPPA a 41.8 percent undivided interest in Unit 3 which transfer occurred as of July 1, 1993. On April 26, 1991, New Mexico and the City of Anaheim, California ("City of Anaheim") entered into the San Juan Unit 4

Purchase and Participation Agreement ("Anaheim PPA") which provided that New Mexico would sell and transfer to City of Anaheim a 10.04 percent undivided interest in Unit 4 which transfer occurred as of August 12, 1993. As of May 27, 1993, New Mexico and Utah Associated Municipal Power Systems ("UAMPS") entered into the UAMPS Purchase and Participation Agreement ("UAMPS PPA") which provided that New Mexico would sell and transfer to UAMPS a 7.028 percent undivided ownership interest in Unit 4, which transfer occurred on June 2, 1994. In accordance with the requirements of Section 6.7, the following sections of the Co-Tenancy Agreement are hereby amended to read as follows:

         Amended Section 6.3.1:

         6.3.1 For Units 1 and 2 and for all equipment and facilities directly related to Units 1 and 2, in accordance with the following percentages:

         A.       Participants

                  1.  New Mexico - 50 percent

                  2.  Tucson - 50 percent

         B.       Unit Participants

                  1.  M-S-R - 0 percent

                  2.  City of Farmington - 0 percent

                  3.  Tri-State - 0 percent

                  4.  Los Alamos County - 0 percent

                  5.  SCPPA - 0 percent

                  6.  City of Anaheim - 0 percent

                  7.  UAMPS - 0 percent

         6.3.1.1 For Unit 3 and for all equipment and facilities directly related to Unit 3 only, in accordance with the following percentages:

         A.       Participants

                  1.  New Mexico - 50 percent

                  2.  Tucson - 0 percent

         B.       Unit Participants

                  1.  M-S-R - 0 percent

                  2.  City of Farmington - 0 percent

                  3.  Tri-State - 8.2 percent

                  4.  Los Alamos County - 0 percent

                  5.  SCPPA - 41.8 percent

                  6.  City of Anaheim - 0 percent

                  7.  UAMPS - 0 percent

         Amended Section 6.3.2:

         6.3.2 For Unit 4 and for all equipment and facilities directly related to Unit 4 only, in accordance with the following percentages:

         A.       Participants

                  1.  New Mexico - 38.457 percent

                  2.  Tucson - 0 percent

         B.       Unit Participants

                  1.  M-S-R - 28.8 percent

                  2.  City of Farmington - 8.475 percent

                  3.  Tri-State - 0 percent

                  4.   Los Alamos County - 7.20 percent

                  5.  SCPPA - 0 percent

                  6.  City of Anaheim - 10.04 percent

                  7.  UAMPS - 7.028 percent

         Amended Section 6.3.3:
         6.3.3 For equipment and facilities common only to Units 1 and 2, in accordance with the following percentages:

         A.       Participants
                  1.  New Mexico -- 50 percent
                  2.  Tucson -- 50 percent

         B.       Unit Participants
                  1.  M-S-R - 0 percent
                  2.  City of Farmington - 0 percent
                  3.  Tri-State - 0 percent
                  4.  Los Alamos County - 0 percent
                  5.  SCPPA - 0 percent
                  6.  City of Anaheim - 0 percent
                  7.  UAMPS - 0 percent

         Amended Section 6.3.4:

         6.3.4 For equipment and facilities common only to Units 3 and 4, in accordance with the following percentages:

         A.       Participants
                  1.  New Mexico - 44.119 percent
                  2.  Tucson - 0 percent

         B.       Unit Participants
                  1.  M-S-R -14.4 percent
                  2. City of Farmington - 4.249 percent (ownership interest is with respect to common facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of common facilities which were in service on November 17, 1981).
                  3.  Tri-State-4.1 percent
                  4.  Los Alamos County - 3.612 percent
                  5.  SCPPA - 20.9 percent
                  6.  City of Anaheim - 5.07 percent
                  7.  UAMPS - 3.55 percent

         Amended Section 6.3.5:

         6.3.5 For equipment and facilities common to all of the units in accordance with the following percentages:

         A.       Participants
                  1.  New Mexico - 46.297 percent
                  2.  Tucson -19.8 percent

         B.       Unit Participants
                  1.  M-S-R - 8.7 percent
                  2. City of Farmington - 2.559 percent (ownership interest is with respect to common facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of common facilities which were in service on November 17, 1981).

                  3.  Tri-State - 2.49 percent
                  4.  Los Alamos County - 2.175 percent
                  5.  SCPPA - 12.71 percent
                  6.  City of Anaheim - 3.10 percent
                  7.  UAMPS - 2.169 percent

         Amended Section 6.3.6:

         6.3.6 For the  Switchyard  Facilities  except as otherwise  provided in
Section 15 hereof, in accordance with the following percentages:

         A.       Participants
                  1.  New Mexico - 50 percent
                  2.  Tucson - 50 percent

         B.       Unit Participants
                  1.  M-S-R - 0 percent
                  2.  City of Farmington - 0 percent
                  3.  Tri-State - 0 percent
                  4.  Los Alamos County - 0 percent
                  5.  SCPPA - 0 percent
                  6.  City of Anaheim - 0 percent
                  7.  UAMPS - 0 percent

         3.0 Amended Section 8.1. Section 8.1 shall be amended to read in its entirety as follows:

         8.1 Subject to the provisions of paragraphs 10.1 and 10.2 hereof, the Participants shall be entitled to share the Net Effective Generating Capacity of Units 1 and 2 in equal, undivided one-half (1/2) interests. New Mexico, SCPPA and Tri-State shall be entitled to share the Net Effective Generating Capacity of Unit 3 in undivided interests in proportion to their percentage ownership of Unit 3 as set forth in Section 6 hereof. New Mexico and Unit Participants to which New Mexico conveys or has conveyed ownership interests and generation entitlements in Unit 4 shall have a 100 percent (100%) interest in the Net Effective Generating Capacity of Unit 4.

         4.0 Amended Exhibit V. Exhibit V (a-h) shall be amended to read in its entirety as shown on the attached Exhibit V(a-h).

         5.0 Amended Section 9.5.2. Section 9.5.2 shall be amended to read in its entirety as follows:

         9.5.2 With respect to matters involving and not solely related to San Juan Unit 3, Tucson, as a Participant holding voting rights on all San Juan Project Committees, including, without limitation, the Coordination Committee, the Engineering and Operating Committee and the Auditing Committee, shall retain such voting rights for SCPPA and Tri-State in accordance with their respective interests, with the obligation to consult with SCPPA and Tri-State on all matters involving the San Juan Project which affect San Juan Unit 3 as set forth in the San Juan Unit No. 3 Purchase Agreement, the SCPPA PA (Century having transferred to SCPPA an undivided 41.8 percent interest in San Juan Unit 3) and the Tri-State Purchase Agreement (Century having transferred to Tri-State an undivided 8.2 percent interest in San Juan Unit 3).

         6.0 Amended Section 25.8. Section 25.8 shall be amended to read in its entirety as follows:

         25.8  Except  as  modified  by  the   provisions   set  forth  in  this
Modification No. 10, all of the terms and conditions of the Co-Tenancy Agreement, effective as of July 1, 1969, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on
July 17, 1984, Modification No. 4 on October 25, 1984, Modification No. 5 on July 1, 1985, Modification No. 6 on April 1, 1993, Modification No. 7 on April 1, 1993, Modification No. 8 on September 15, 1993, and Modification No. 9 on January 12, 1994 shall remain in full force and effect.

         7.0 Amended Section 26. Section 26 shall be amended to read in its entirety as follows:

         26.0 RECOGNITION OF M-S-R, THE CITY OF FARMINGTON, TRI-STATE, LOS ALAMOS COUNTY, SCPPA, THE CITY OF ANAHEIM AND UAMPS ACKNOWLEDGEMENT.

         26.1 The Parties recognize that M-S-R, the City of Farmington, Tri-State, Los Alamos County, SCPPA, the City of Anaheim and UAMPS each has acknowledged that it is familiar with the Project Agreements as amended between New Mexico and Tucson and such agreements govern the activities of the San Juan Project. Where a specific provision of the EPPA, the Farmington PAPA, the County PPA, the Anaheim PPA or the UAMPS PPA is in conflict with a provision in one or more of the Project Agreements, then (a) as between New Mexico and M-S-R, the provisions of the EPPA shall govern, all as provided in Section 5.2 of such EPPA, and (b) as between New Mexico and the City of Farmington, the provisions of the Farmington PAPA shall govern, all as provided in Section 8.2 of the Farmington PAPA, and (c) as between New Mexico and Los Alamos County, the provisions of the County PPA shall govern, all as provided in Section 5.2 of the County PPA, (d) as between New Mexico and the City of Anaheim, the provisions of the Anaheim PPA shall govern, all as provided in Section 7.2 of the Anaheim PPA, and (e) as between New Mexico and UAMPS, the provisions of the UAMPS PPA shall govern, all as provided in Section 7.2 of the UAMPS PPA. "EPPA" shall mean the San Juan Unit 4 Early Purchase and Participation Agreement entered into by New Mexico and M-S-R on September 26, 1983. "Farmington PAPA" shall mean the San Juan Unit 4 Purchase Agreement and Participation Agreement entered into by New Mexico and the City of Farmington on November 17, 1981. "County PPA" shall mean the Amended and Restated San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and Los Alamos County on December 28, 1984. "Anaheim PPA" shall mean the San Juan Unit 4 Purchase Agreement and Participation Agreement entered into by New Mexico and the City of Anaheim on April 26, 1991. "UAMPS PPA" shall mean the Restated and Amended San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and UAMPS as of May 27, 1993.

         IN WITNESS WHEREOF, the Parties hereto have caused this Modification No. 10 to the Co-Tenancy Agreement to be executed as of the 30th day of November, 1995.

                                     PUBLIC SERVICE COMPANY OF NEW MEXICO

                                     By  /s/ Jeffry E. Sterba
                                         --------------------------------
                                         Its' Senior Vice President


                                     TUCSON ELECTRIC POWER COMPANY
                                     By  /s/ Steven Glaser
                                         --------------------------------
                                         Its' Vice President

                                  EXHIBIT V(a)

                        FACILITIES AND EQUIPMENT SPECIFIC
                             TO SAN JUAN UNIT No. 1


                                    Ownership



                          New Mexico - 50% Tucson - 50%
                       M-S-R - 0% City of Farmington - 0%
                      Tri-State - 0% Los Alamos County - 0%
                         SCPPA - 0% City of Anaheim - 0%
                                    UAMPS- 0%

1.     Turbine Generator

2.     Condenser

3.     Condensate and Feedwater System

       a.     Condensate Pumps
       b.     Feedwater Heaters
       c.     Boiler Feed Pumps
       d.     Storage Tanks

4. Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blow-down Tanks

5.     Forced Draft Fans and Primary Air Fans

6.     Precipitator

7.     Stack and Stack Monitoring System

8.     Cooling Tower

9.     Circulating Water Pumps

10.    Main, Start-Up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment)

                                  EXHIBIT V(a)
                                   (continued)



12.    Fly Ash System

13.    Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 1 65-pound Control Valve and Branch Line to the Chemical Plant

15.    Emergency Diesel Generator

16.    Electrical and Control Systems

17.    SSR Protection System

18.    Unit Specific  Piping for all Air Systems,  Chemical  Feed  Systems,  and
       Hydrogen

                                  EXHIBIT V(b)

                        FACILITIES AND EQUIPMENT SPECIFIC
                             TO SAN JUAN UNIT NO. 2


                                    Ownership


                          New Mexico - 50% Tucson - 50%
                       M-S-R - 0% City of Farmington - 0%
                      Tri-State - 0% Los Alamos County - 0%
                         SCPPA - 0% City of Anaheim - 0%
                                    UAMPS- 0%


1.     Turbine Generator

2.     Condenser

3.     Condensate and Feedwater System

       a.     Condensate Pumps
       b.     Feedwater Heaters
       c.     Boiler Feed Pumps
       d.     Storage Tanks

4.     Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
       Tanks

5.     Forced Draft Fans and Primary Air Fans

6.     Precipitator

7.     Stack and Stack Monitoring System

8.     Cooling Tower

9.     Circulating Water Pumps

10.    Main, Start-Up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment.)

                                  EXHIBIT V(b)
                                   (continued)

12.    Fly Ash System

13.    Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 1 65-pound Control Valve and Branch Line to the Chemical Plant

15.    Emergency Diesel Generator

16.    Electrical and Control Systems

17.    Unit Specific  Piping for all Air Systems,  Chemical  Feed  Systems,  and
       Hydrogen

                                  EXHIBIT V(C)

                        FACILITIES AND EQUIPMENT SPECIFIC
                             TO SAN JUAN UNIT NO. 3


                                    Ownership


                           New Mexico- 50% Tucson- 0%
                       M-S-R - 0% City of Farmington - 0%
                     Tri-State - 8.2% Los Alamos County - 0%
                       SCPPA - 41.8% City of Anaheim - 0%
                                    UAMPS- 0%


1.     Turbine Generator

2.     Condenser

3.     Condensate and Feedwater System

       a.    Condensate Pumps
       b.    Feedwater Heaters
       c.    Boiler Feed Pumps
       d.    Storage Tanks

4.     Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
       Tanks

5.     Forced Draft Fans and Primary Air Fans

6.     Precipitator

7.     Stack and Stack Monitoring System

8.     Cooling Tower

9.     Circulating Water Pumps

10.    Main, Unit Auxiliary 3A and 3B Transformers*

11. Bottom Ash System including: Hopper, Dewatering Tank, Settling Tank, Surge Tank, Storage Tank, and Pump House

                                  EXHIBIT v(c)
                                   (continued)


12.    Fly Ash System

13.    Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.    Emergency Diesel Generator

16.    Electrical and Control Systems

17.    Fuel Oil Ignitor Heaters and Unit Specific Piping

18.    Unit Specific  Piping for all Air Systems,  Chemical  Feed  Systems,  and
       Hydrogen

19. Coal Reclaim Hoppers, Feeders, Feeder Belts, Belt Scales, Fire Protection System, and 3C Conveyor to the Secondary Crusher Building

20.    SSR Protection System

21.    Auxiliary Steam Header Piping System:

       a.    Including the Unit Specific Branch Line to the Reheat System
       b.    Not included is the Branch Line to the Chemical Plant















* New Mexico and Tucson each owns a 50% interest in the main unit transformer

                                  EXHIBIT V(d)

                        FACILITIES AND EQUIPMENT SPECIFIC
                             To SAN JUAN UNIT No. 4


                                    Ownership


                         New Mexico - 38.457% Tucson- 0%
                    M-S-R - 28.8% City of Farmington - 8.475%
                     Tri-State - 0% Los Alamos County - 7.2%
                        SCPPA - 0% City of Anaheim -10.4%
                                  UAMPS- 7.028%


1.     Turbine Generator

2.     Condenser

3.     Condensate and Feedwater System

       a.    Condensate Pumps
       b.    Feedwater Heaters
       c.    Boiler Feed Pumps
       d.    Storage Tanks

4.     Boiler including: Air Heaters, Pulverizers, Bunkers, Feeders and Blowdown
       Tanks

5.     Forced Draft Fans and Primary Air Fans

6.     Precipitator

7.     Stack and Stack Monitoring System

8.     Cooling Tower

9.     Circulating Water Pumps

10.    Main, Unit Auxiliary 4A and 4B Transformers

11. Bottom Ash System including: Hopper, Dewatering Tank, Settling Tank, Surge Tank, Storage Tank, and Pump House

12.    Fly Ash System

                                  EXHIBIT V(d)
                                   (continued)


13.    Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.    Emergency Diesel Generator

16.    Electrical and Control Systems

17.    Fuel Oil Ignitor Heaters and Unit Specific Piping

18.    Unit Specific  Piping for all Air Systems,  Chemical  Feed  Systems,  and
       Hydrogen

19. Coal Reclaim Hoppers, Feeders, Feeder Belts, Belt Scales, Fire Protection System, and 3D Conveyor to the Secondary Crusher Building

20.    Auxiliary Steam Header Piping System:

       a.     Including the Unit Specific Branch Line to the Reheat System
       b.     Not included is the Branch Line to the Chemical Plant

                                  EXHIBIT V(e)

                         FACILITIES AND EQUIPMENT COMMON
                            TO SAN JUAN UNITS 1 AND 2


                                    Ownership

                         New Mexico - 50% Tucson - 50%
                       M-S-R - 0% City of Farmington - 0%
                     Tri-State - 0% Los Alamos County - 0%
                        SCPPA - 0% City of Anaheim - 0%
                                    UAMPS- 0%


1.     Bearing Cooling Water System

2. Bottom Ash Dewatering Facility including: Dewatering Tank, Settling Tank, Surge Tank, Storage Tank, and Pump House

3.     Demineralizer System including: Clarifier, Storage Tanks, and Sump Pump

4.     Fuel Oil System (Fuel Oil for Ignition and Flame Stabilization)

5. Premix Tank Facility (This was the wastewater neutralizer facility and is now operated as part of the Water Management System.)

6.     Instrument Air system, except Unit Piping

7.     Chemical Feed System, except Unit Piping

       a.     Condensate and Feedwater System
       b.     Boiler
       c.     Bearing Cooling Water System
       d.     Cooling Tower Systems
       e.     Chlorination System

8.     Plant Air System, except Unit Piping

9.     Sootblowing Air System, except Unit Piping

10.    Hydrogen Storage System, except Unit Piping

11. Coal Handling Reclaim Systems A and B including: Hoppers, Feeders, Reclaim Conveyors, Belt Scales, and Sprinkler System

                                  EXHIBIT V(e)
                                   (continued)


12.    Coal Tripper System south of column,  Line 12 including  Dust  Collection
       System

13.    Turbine Lube Oil Storage and Transfer System

14.    Control Room, Equipment Rooms, and Associated HVAC System

15.    Turbine Crane south of column, Line 12

16.    Fuel Oil, Ash, and Water Pipe Racks

17.    Boiler Fill System for Units 1 and 2

18.    All spare parts common to either unit

19.    SO2 Backup Scrubber-Absorber Transformer

20.    SAR Multiplexer Control System

                                  EXHIBIT V(f)

                         FACILITIES AND EQUIPMENT COMMON
                            TO SAN JUAN UNITS 3 AND 4


                                    Ownership

  New Mexico - 44.119% Tucson - 0% M-S-R - 14.4% City of Farmington - 4.249%*
    Tri-State - 4.1% Los Alamos County - 3.612% SCPPA - 20.9% City of Anaheim
                              - 5.07% UAMPS- 3.55%

1.     Bearing Cooling Water System

2.     Demineralizer  System:  including  Sump Pumps,  Filter Beds,  and Storage
       Tanks

3. Fuel Oil System (Fuel Oil for Ignition and Flame Stabilization except Ignitor Heaters and Unit Specific Piping)

4. Wastewater Neutralizer Facility (This facility is operated as part of Water Management System.)

5.     Instrument Air System except Unit Piping

6.     Chemical Feed System except Unit Piping

       a.  Condensate and Feedwater System
       b.  Boiler
       c.  Bearing Cooling Water System
       d.  Cooling Tower Systems
       e.  Chlorination System

7.     Plant Air System except Unit Piping

8.     Sootblowing Air System except Unit Piping

9.     Start-Up Transformers and Nonseg Bus to Units 3 and 4 Switchgear

10.    Hydrogen Storage System except Unit Piping

11.    Coal  Tripper  System  Serving  Units 3 and 4 including  Dust  Collection
       Systems

                                  EXHlBlT V(f)
                                   (continued)


12.    Turbine Lube Oil Storage and Transfer System

13.    Control Room, Equipment Rooms, and Associated HVAC System

14.    Boiler Fill System for Units 3 and 4

15. Auxiliary Cooling Systems including Auxiliary Cooling Tower No. 1 and Pumps, but excepting No. 4 Tower Pumps and Piping which is Unit Specific

16.    CO2 Storage System

17.    Start-Up Boiler Feed Pump

18.    Turbine Bay Crane north of column, Line 12

19.    Fuel Oil, Ash, and Water Pipe Racks

20.    Fire Water Booster and Jockey Pumps

21.    Halon Fire Protection System

22.    Cooling Tower Multiplex Control System

23.    All spare parts common to either unit.











* City of Farmington's ownership interest is with respeci to Common Facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of Common Facilities which were in service on November 17, 1981

                                  EXHIBIT V(g)

                         FACILITIES AND EQUIPMENT COMMON
                           TO ALL FOUR SAN JUAN UNITS


                                    Ownership

             New Mexico -     46.297%      Tucson -                 19.8%
             M-S-R -          8.7%         City of Farmington -     2.559%*
             Tri-State -      2.49%        Los Alamos County -      2.175%
             SCPPA -          12.71%       City of Anaheim -        3.1%
                                           UAMPS-                   2.169%

1.     River and Raw Water System including:

       a. Diversion and intake structures including all equipment and pump building
       b.  Raw water line to reservoir
       c.  Reservoir and pump buildings and all equipment
       d.  Raw water lines to plant yard
       e. All underground and above ground fire protection system to each vendor supplied or unit specific fire distribution system

2.     Auxiliary Boiler

3.     SO2 System Chemical Plant except Absorbers

       a.  Double effect evaporator train systems
       b.  Fly ash filter system
       c.  Absorber product and feed tanks
       d.  Condensate collection, storage, and transfer systems
       e.  Soda ash storage, mixing, and distribution systems
       f.  Sulfate   purge   system   including   crystallizers,    centrifuges,
           evaporators, and salt cake system
       g. Sulfuric acid plant system including storage tanks and load out system
       h.  Auxiliary No. 2 cooling tower, pumps, and systems

4.     Spare Main Transformer 345/24 kV for all units

5.     Maintenance, Office, and Warehousing Facilities

6.     Chemical Laboratory

7.     Coal and Ash Handling Control Facilities

                                  EXHIBIT V(g)
                                   (continued)

8. Roads and grounds such as fencing, yard lighting, guard facilities, drainage and dikes

9.     Potable Water System

10. Environmental Monitoring Systems including Air, Water, and Ground. Excludes Stack Monitoring Systems which are unit specific.

11.    Transportation such as trucks, cars, and dozers

12.    Water Management System

       a.  Wastewater Recovery System - Northside

           1) Reverse osmosis system including lime/soda softening clarifier system
           2)     Brine concentrator Nos. 4 and 5
           3)     Process pond No. 3 and pumping system
           4)     North evaporation ponds 1, 2, and 3

       b.  SO2 Waste Treatment System - Southside

           1)     Process ponds 1 A, 1 B, 2, and pumping system
           2)     Clarifier system
           3)     Oxidation towers
           4)     Brine concentrator Nos. 2 and 3
           5)     South evaporation pond Nos. 1, 2, 3, 4, and 5

       c.  Data Acquisition System

       d.  Solid Waste Disposal Pit

       e.  Coal Pile Runoff Ponds

13. Coal Transfer Facilities from the Reclaim Conveyors to the Head-End of Plant Belts 4A and 4B and Dust Suppression Systems

14. Maintenance Bay Facilities including: Bay Bridge Crane, all Offices, and Support Facilities

15.    Sewage Treatment Facilities

16. On each of Units 1 and 2, the Chemical Plant 165-pound Control Valve, and Branch Line from the Unit Specific 650-pound Reheat Steam Line

17. On each of Units 3 and 4, the Chemical Plant Branch Steam Line from the Unit Specific Auxiliary Steam Header System

* City of Farmington's ownership interest is with respect to Common Facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of Common Facilities which were in service on November 17, 1981.

                                  EXHIBIT V(h)
                                SAN JUAN PROJECT
                             SVVITCHYARD FACILITIES
                               Cost Allocation (%)

                                                     Replacements/lmprovements
                                Installed Cost               Betterments
                                --------------               -----------

                             New Mexico    Tucson        New Mexico    Tucson
                             ----------    ------        ----------    ------

345 kV Bus 1 & 3 (East Bus)      50           50             50           50
         Bus 2 (West Bus)        50           50             50           50

Circuit Breakers
----------------

      06582 (345/230)            50           50             50           50
      05482                      50           50             50           50
      04382 (OJO)                50           50             50           50

      12982 (McKinley)           50           50             50           50
      11882                      50           50             50           50
      10782 (Unit 4)             50           50             50           50

      09882 (McKinley)          58.33         41.67          62.5         37.5
      08782                      54.16        45.84          56.25        43.75
      07682 (Unit 3)             50           50             50           50

      15282 (Four Corners)       50           50             50           50
      14182                      50           50             50           50
      13082 (Unit 2)             50           50             50           50

      18582 (West Mesa)          50           50             50           50
      17482                      50           50             50           50
      16382 (Unit 1)             50           50             50           50
      20782                      50           50             50           50

Shunt Reactors
--------------

    Ojo                         100            0            100            0
    McKinley 1                    5.36        94.64           5.36        94.64
    McKinley 2                   16.67        83.33          25           75
    WW (BA)                     100            0            100            0

                                  EXHIBIT V(h)
                                   (continued)

                                                     Replacements/lmprovements
                                Installed Cost               Betterments
                                --------------               -----------

                             New Mexico    Tucson        New Mexico    Tucson
                             ----------    ------        ----------    ------

Transformers
------------

  Station Aux. No. 2            100            0           100            0
     400 MVA, 345/230- 12.5
  Station Aux. No. 1            50            50            50           50
     345/4.16-12.5
  Station Aux. No. 3            50            50            50           50
     90 MVA, 345 /69- 12.5

Future Facilities
-----------------

  345169/12 kV                  66.67         33.33         66.67        33.33
  2-345 kV Bkrs (Durango)       50            50            50           50

Lower Voltage
-------------

  230 kV Control Hse            83.33         16.67         83.33        16.67
  230/69 kV Trf                 66.67         33.33         66.67        33.33
  Shiprock 230 kV line          100            0           100            0